DFA INVESTMENT DIMENSIONS GROUP INC.

SUPPLEMENT TO PROSPECTUS
DATED MARCH 24, 2000

               Effective July 27, 2000, shares of the Tax-Managed U.S. Marketwide Value Portfolio X, Tax-Managed U.S. 5-10 Value Portfolio X, Tax-Managed U.S. 6-10 Small Company Portfolio X and Tax-Managed DFA International Value Portfolio X (together, the “X Portfolios”) will no longer be offered for sale.   All references in this Prospectus to the X Portfolios are hereby eliminated.

The effective date of this Supplement is July 27, 2000.